EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF AGENTIX CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Agentix Corp. for the quarter ended September 30, 2022, the undersigned, Salman Hoda, Secretary and Treasurer of Agentix Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 fairly presents, in all material respects, the financial condition and results of operations of Agentix Corp.

Date: November 14, 2022	By:	/s/ Salman Hoda
Secretary and Treasurer
(principal executive officer, principal accounting officer and principal financial officer)